Exhibit 10.40

Supply Contract for Industrial and Mineral Products

Contract No.: C1005-3475
Place of Signing: Zhongshan
Date of Signing: April 27th, 2010

Supplier: Guangdong Mingyang Longyuan Power & Electronic Co., Ltd.

Purchaser: Guangdong Mingyang Wind Power Technology Co., Ltd.

ARTICLE 1 Product Name, Specification, Quantity and Price:

No.	Product Name	Specification	Quantity	Unit Price (Incl. 17% Tax)	Total (Yuan)	Material Code
1	High Voltage Frequency Conversion Speed Regulating Device	MLVERT-D06/5000.B	1	1,490,000	1,490,000
Aggregate		RMB one million four hundred and ninety thousand only (in words) ¥1,490,000 (in figure)

ARTICLE 2

Technical Standards for Quality and Process: subject to those nationally required.

Technical Requirements: subject to the Technical Agreement entered into between the two Parties.

ARTICLE 3

Place of Delivery: Zhongshan Facility of Guangdong Mingyang Wind Power Technology Co., Ltd.

Address: Mingyang Industrial Park, Jianye Road, National Hi-tech Industrial Park, Zhongshan, Guangdong

Contact Person: DENG Yongming 15016171443

ARTICLE 4

Time of Delivery: Prior to June 20th, 2010

ARTICLE 5

Means and Expenses of Transportation: The products shall be delivered to the appointed warehouse of the Purchaser, and the expenses thus incurred shall be borne by the Supplier.

ARTICLE 6

Packaging Standard, supply and recycle of packing material: the supplier shall provide its standard protective packaging.

ARTICLE 7

Acceptance Standard and means, period to raise objections: subject to the standards of Standard products.

ARTICLE 8

Payment Term and Time: by bank acceptance. The purchaser will advance 30% of the total contract price to the Supplier, another 65% will be paid upon acceptance of installation and commissioning, and the remaining 5% warranty payment shall be paid within one (1) month upon acceptance of warranty period (warranty period is 24 months).

ARTICLE 9

Breach of Contract: Governed by Contract Law

ARTICLE 10

Dispute Resolutions: Negotiation and Arbitration.

ARTICLE 11

Confidential and Quality Clauses: Governed by the Confidential Agreement signed by both Parties.

ARTICLE 12

Effective time and term of Contract: This Contract takes effect upon the signature and seals by both Parties; the term shall be two years after delivery.

ARTICLE 13

Miscellaneous: A delivery form shall be issued when delivering, which shall state the contract No. of the purchaser, products and specifications and material codes.

Supplier	Purchaser

Company: Guangdong Mingyang

Longyuan Power & Electronic Co., Ltd.

Address: Daling Administration area,
National Hi-Tech Industrial

Development Zone

Zhongshan, Guangdong

Contact person:

Tel: 0760 28138139

Fax: 0760 28138026

State Tax No.: 442000768446341

Bank: Industrial and Commercial Bank

of China, Zhangjiabian Branch

Account No.: 2011021719024886888

Zip code: 528437

Company: Guangdong Mingyang

Wind Power Technology Co., Ltd.

Address: Jianye Road, Mingyang Industry Park

National Hi-Tech Industrial

Development Zone

Zhongshan, Guangdong

Contact person:

Tel: 0760 88587877

Fax: 0760 88588305

State Tax No.: 442000789438199

Bank: Agricultural Bank of China,
National Hi-Tech Industrial

Development Zone Branch,

Zhongshan

Account No.:44319101040008866

Zip code: 528437

Opinion of the Authentication (Notary )authority: Seal of the Authentication (Notary )authority: Note: the principle of free will shall be practiced except as otherwise stipulated by the State.